Exhibit 99.1

LL Flooring Provides Update on Strategic Alternatives Review

Enters into Cooperation Agreement with Live Ventures Regarding Director Nominations

RICHMOND, VA. – April 29, 2024 – LL Flooring Holdings, Inc. (“LL Flooring” or “Company”) (NYSE: LL) today provided an update on its previously announced strategic alternatives review process and separately announced a cooperation agreement signed with Live Ventures Incorporated (“Live Ventures”) (NASDAQ:LIVE), a diversified publicly traded holding company, and Isaac Capital Group regarding director nominations to the Company’s Board of Directors.

Strategic Alternatives Review Process

As part of the Company’s previously announced strategic alternatives review process, the Company’s Board has received a non-binding proposal to acquire all of the outstanding shares of the Company for $2.50 per share in cash, which remains subject to completion of certain financing. Consistent with its fiduciary duties and in consultation with its financial and legal advisors, the LL Flooring Board remains in constructive discussions and is currently negotiating this latest proposal, which has not yet been accepted by the Board.

Nancy Taylor, Independent Chairperson of the LL Flooring Board of Directors, said, “We continue to work diligently with our external advisors to identify the best path for the future of LL Flooring and all of our shareholders. We look forward to progressing in the strategic review process, and the Board remains open to having discussions with interested parties and considering a transaction that appropriately reflects the Company’s value and prospects. At the same time, we continue to oversee and support management as they take the actions necessary to execute on our five core growth strategies, deliver high-touch service for our customers and drive shareholder value.”

The LL Flooring Board is committed to a fair process for all interested parties and will continue to thoroughly review any credible proposal received to determine the course of action that it believes is in the best interests of the Company and all of its shareholders.

There can be no assurance that the Company’s strategic alternatives process will result in LL Flooring pursuing any particular transaction or other strategic outcome. The Company has not set a timetable for completion of this process, and it does not intend to disclose further developments unless and until it determines that further disclosure is appropriate or necessary.

Cooperation Agreement

The Company has separately entered into a cooperation agreement with Live Ventures and Isaac Capital Group with regard to director nominations and the voting of their aggregate 3.8% ownership of LL Flooring common stock at the Company’s upcoming Annual Meeting of Stockholders (“Annual Meeting”) set for July 10, 2024. Isaac Capital Group had previously nominated three individuals to stand for election to the LL Flooring Board at the Annual Meeting and, in connection with the cooperation agreement, has now withdrawn these nominations and will vote its shares in support of the Company’s directors. The full cooperation agreement, which includes customary standstill, voting and confidentiality commitments, among other provisions, will be filed with the U.S. Securities and Exchange Commission (the “SEC”).

Ms. Taylor added, “We appreciate the constructive dialogue with Live Ventures over the last several months that enabled us to reach this agreement regarding director nominations. The Board remains steadfast in our commitment to delivering value for shareholders and taking actions with shareholders’ best interests in mind.”

Jon Isaac President and Chief Executive Office of Live Ventures, said, “We are pleased to have reached this resolution with the Company and its Board of Directors. Live Ventures intends to continue to collaboratively work with the LL Flooring Board.”

2024 Annual Meeting of Stockholders

As previously disclosed, the Company has scheduled its Annual Meeting for July 10, 2024. The record date for stockholders to vote at the Annual Meeting is set for May 21, 2024.

The Company notes it is in receipt of additional director nominations from other LL Flooring shareholders. The Company’s Board will present its recommendation with respect to the election of directors in the Company’s proxy statement, which will be filed with the SEC ahead of the Annual Meeting.

About LL Flooring

LL Flooring is one of the country’s leading specialty retailers of hard-surface flooring with more than 435 stores nationwide. The Company seeks to offer the best customer experience online and in stores, with more than 500 varieties of hard-surface floors featuring a range of quality styles and on-trend designs. LL Flooring’s online tools also help empower customers to find the right solution for the space they’ve envisioned. LL Flooring’s extensive selection includes waterproof hybrid resilient, waterproof vinyl plank, solid and engineered hardwood, laminate, bamboo, porcelain tile, and cork, with a wide range of flooring enhancements and accessories to complement. LL Flooring stores are staffed with flooring experts who provide advice, Pro partnership services and installation options for all of LL Flooring’s products, the majority of which is in stock and ready for delivery.

Learn More about LL Flooring

•	Our commitment to quality, compliance, the communities we serve and corporate giving: https://llflooring.com/corp/quality.html

•	Follow us on social media: Facebook, Instagram and Twitter.

About Live Ventures

Live Ventures is a diversified holding company with a strategic focus on value-oriented acquisitions of domestic middle-market companies. Live Ventures’ acquisition strategy is sector-agnostic and focuses on well-run, closely held businesses with a demonstrated track record of earnings growth and cash flow generation. Live Ventures looks for opportunities to partner with management teams of its acquired businesses to build increased stockholder value through a disciplined buy-build-hold long-term focused strategy. Live Ventures was founded in 1968. In late 2011, Jon Isaac, Chief Executive Officer and strategic investor, joined the Live Ventures’ Board of Directors and later refocused it into a diversified holding company. Live Ventures’ current portfolio of diversified operating subsidiaries includes companies in the textile, flooring, tools, steel, and entertainment industries.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release includes statements of the Company’s expectations, intentions, plans and beliefs that constitute “forward-looking statements” within the meanings of the Private Securities Litigation Reform Act of 1995. These statements, which may be identified by words such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “assumes,” “believes,” “thinks,” “estimates,” “seeks,” “predicts,” “could,” “projects,” “targets,” “potential,” “will likely result,” and other similar terms and phrases, are based on the beliefs of the Company’s management, as well as assumptions made by, and information currently available to, the Company’s management as of the date of such statements. These statements are subject to risks and uncertainties, all of which are difficult to predict and many of which are beyond the Company’s control.

The Company specifically disclaims any obligation to update these statements, which speak only as of the dates on which such statements are made, except as may be required under the federal securities laws. For a discussion of the risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, see the “Risk Factors” section of the Company’s annual report on Form 10-K for the year ended December 31, 2023, and the Company’s other filings with the Securities and Exchange Commission (“SEC”). Such filings are available on the SEC’s website at www.sec.gov and the Company’s Investor Relations website at https://investors.llflooring.com.

Important Additional Information and Where to Find It

LL Flooring Holdings, Inc. (the “Company”) plans to file proxy materials with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Annual Meeting. Prior to the Annual Meeting, the Company will file a definitive proxy statement (the “Proxy Statement”) together with a WHITE proxy card. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain, free of charge, copies of the Proxy Statement, any amendments or supplements thereto and any other documents (including the WHITE proxy card) when filed by the Company with the SEC in connection with the Annual Meeting at the SEC’s website (http://www.sec.gov) or at the Company’s website https://investors.llflooring.com/overview/default.aspx or by contacting Saratoga by phone at (888) 368-0379 or (212) 257-1311 or by email at info@saratogaproxy.com.

Certain Information Regarding Participants

The Company, its directors and certain of its executive officers and other employees may be deemed to be participants in the solicitation of proxies from stockholders in connection with the Annual Meeting. Additional information regarding the identity of these potential participants, none of whom (other than Charles Tyson) own in excess of one percent (1%) of the Company’s shares, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the Annual Meeting. Information relating to the foregoing can also be found in the Company’s definitive proxy statement for its 2023 annual meeting of stockholders (the “2023 Proxy Statement”), filed with the SEC on April 3, 2023. To the extent holdings of the Company’s securities by such potential participants (or the identity of such participants) have changed since the information printed in the 2023 Proxy Statement, such information has been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

For further information:

LL Flooring Investor Relations

ICR

Bruce Williams

ir@llflooring.com

Tel: 804-420-9801

For media inquiries:

Leigh Parrish / Ed Trissel

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449

Saratoga Proxy Consulting LLC:

John Ferguson

info@saratogaproxy.com

Tel: 212-257-1311